Second Quarter 2026 Earnings Presentation Exhibit 99.2

Disclaimer   This disclaimer applies to this document and the verbal comments of any person presenting it. This presentation, together with any such oral or written comments, is referred to herein as the “Presentation.” Forward-Looking Statements This Presentation relating to Millrose Properties, Inc. (“Millrose,” “we,” “our,” “us,” “MRP,” or the “Company”) contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about Millrose’s plans, strategies and objectives, as well as statements about Millrose’s business (including MPH Parent, LLC (“MPH Parent”), Millrose Properties Holdings, LLC (“Millrose Holdings”), Millrose Properties SPE LLC and any of the other Millrose subsidiaries), and Millrose’s future plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may”, “can”, “shall”, “will”, “expect”, “intend”, “anticipate”, “estimate”, “believe”, “continue” or other similar words or the negatives thereof intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this Presentation include statements regarding: Millrose’s plans and objectives for future operations, including plans and objectives relating to the future growth of our business and our homesite option platform; the availability of capital at any given time to finance the various endeavors, projects and acquisitions that are expected or planned for Millrose, as well as the availability of capital that needs to be reserved for specified uses (whether contractually or by law); expectations about the quality and value of our homesites and the existence of any liabilities attached to the homesites, and the adequacy of the protection, including our counterparties’ indemnification of Millrose in connection with the land assets acquired under the counterparty agreements; expectations and assumptions regarding our ongoing relationships with counterparties, including expectations that counterparties will fully perform their obligations under existing agreements, and timely exercise their purchase option; our expected business, operations and financial position; expectations and assumptions regarding our industry, the real estate markets or the economy, including statements regarding the competitive landscape; the possibility of providing our homesite option platform and continuing our expansion to new counterparties, and the nature of any such future arrangements; any expected use, development or sale of land assets that we have acquired or may acquire in the future; expectations and assumptions around our relationship with our external manager, Kennedy Lewis Land and Residential Advisors LLC, an affiliate and wholly-owned subsidiary of Kennedy Lewis Investment Management LLC; our status as a real estate investment trust (“REIT”) and MPH Parent’s, RCH Holdings, Inc.’s, and Millrose Holdings’ status as taxable REIT subsidiaries (“TRSs”); expectations around ownership limits of our common stock; expectations and assumptions around our source of revenues, expected income, ability to secure financing or incur and repay indebtedness, and ability to comply with restrictions contained in our debt covenants; and other forward-looking statements, are all based on currently known or available information, which may not be indicative of future results (particularly as we are a recently formed company and have had limited historical operations as a standalone company), as well as assumptions and expectations that involve numerous risks and uncertainties. All forward-looking statements included in this Presentation are qualified in their entirety by, and should be read in the context of, the risk factors and other factors disclosed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which can be obtained free of charge on the Securities and Exchange Commission’s web site at http://www.sec.gov. Assumptions relating to these statements involve judgments with respect to, among other things, future macroeconomic, competitive and market conditions, future land values, future business decisions, future environmental conditions and relationships with our counterparties, all of which are difficult or impossible to accurately predict and many of which are beyond our control. All forward-looking statements included herein are based on information available to us as of the date hereof and speak only as of such date. The forward-looking statements contained in this Presentation reflect our views as of the date of this Presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by Millrose or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

Disclaimer (Cont’d) Industry and Market Information This Presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company’s internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. In addition, the information contained in this Presentation is as of the date hereof (except where otherwise indicated), and the Company has no obligation to update such information, including in the event that such information becomes inaccurate or if estimates change. Subsequent materials may be provided by or on behalf of the Company in its discretion and such information may supplement, modify or supersede the information in these materials. Neither the Company, nor any of its respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials. Basis of Presentation The financial information presented herein (i) for the periods prior to the February 7, 2025 spin-off from Lennar (the “Spin-Off”) is that of the business assets that were spun off to Millrose (the “Predecessor Millrose Business”) and is derived from the consolidated financial statements and accounting records of Lennar, and (ii) for the periods after the February 7, 2025 Spin-Off is that of Millrose and its subsidiaries. Millrose was formed on March 19, 2024 and has operated as an independent company since the Spin-Off on February 7, 2025. The Predecessor Millrose Business financial statements reflect the expenses directly attributable to the Predecessor Millrose Business, and, land inventory assets and liabilities included in the Spin-Off, at Lennar’s historical basis. The financial statements of the Predecessor Millrose Business may not be indicative of Millrose’s future performance as an independent, publicly traded company following the Spin-Off and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had Millrose operated as a separate, publicly traded company during the periods presented. The financial information of the Predecessor Millrose Business prior to the Spin-Off also presents a combination of entities under common control that have been “carved out” from Lennar’s consolidated financial statements. Historically, financial statements of the Predecessor Millrose Business have not been prepared as it was not operated separately from Lennar. This financial information reflects the expenses of the Predecessor Millrose Business and includes certain assets and liabilities that have been included in the Spin-Off, which have been reflected at Lennar’s historical basis. Non-GAAP Measures This Presentation contains both financial measures prepared and presented in accordance with generally accepted accounting principles (“GAAP”) and non-GAAP financial measures, such as Invested Capital and Adjusted Funds from Operations (“AFFO”), which are measurements of financial performance that are not prepared and presented in accordance with GAAP. Accordingly, these measures should not be considered as substitutes for data prepared and presented in accordance with GAAP. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Although we use or have used these non-GAAP financial measures to assess the performance of our business and for the other purposes, the use of these non-GAAP financial measures as an analytical tool has limitations, and you should not consider them in isolation, or as a substitute for analysis of our results of operations as reported in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measures included in this Presentation may not be comparable to similarly titled measures disclosed by other companies, including our peers or other companies in our industry. Please see “Appendix” within the Presentation for reconciliation of the non-GAAP financial measures included in this Presentation to our most directly comparable financial measure calculated and presented in accordance with GAAP.

Second Quarter 2026 Results Financial Portfolio Liquidity & Capitalization Net income of $125.9M, or $0.76 per share Increase of 2%, or $3.0M, compared to prior quarter Adjusted Funds From Operations (AFFO)1 of $127.6M, or $0.77 per share Quarterly dividend of $127.9M, or $0.77 per share Q2 earnings and dividend include the impact of ~$284m development loan payoff in April Funded $1.1B for land acquisition and development and received net takedown proceeds of $1.0B, of which Millrose received $0.6B2 in takedown proceeds under Lennar MPA Increased invested capital outside of Lennar MPA by $117M resulting in $2.8B4 with a weighted average yield of 10.6%3 as of June 30, 2026 Total assets of $9.7B and net investment balance of $8.8B4 (net of non-option earning deposits & other reductions) as of June 30, 2026 As of June 30, 2026: Total liquidity of $1.4B comprised of cash on hand and revolving credit facility capacity $485M outstanding on revolving credit facility Term loan closed in Q1 remained undrawn as of quarter end 1. Non-GAAP metric; please reference reconciliation table in the Appendix. Defined as Adjusted Funds From Operations, which are calculated as the net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate depreciation, adjusted to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income (loss) in accordance with GAAP, and also adjusted for income tax expense (other than income tax expenses of our TRSs) that will not be incurred following our election and qualification to be subject to tax as a REIT for U.S. federal income tax purposes. 2. GAAP reported gross takedowns included in Homesites under option contracts less associated deposit liability on the Company’s balance sheet 3. Based on average of option rate and/or loan interest rate weighted by investment balance, assumes three-month term SOFR rate as of 3/27/2026 4. Represents Invested Capital, which is a non-GAAP metric. Please reference reconciliation table in the Appendix.

Second Quarter 2026 Financial Overview June 30, 2026 Option Fee Revenues $195.4m Development Loan Income $1.5m Management Fee Expense ($29.9m) Stock-Based Compensation Expense ($0.2m) Benefit from Credit Loss Expense $0.9m Income From Operations $167.6m Interest Income $1.1m Interest Expense ($40.0m) Other Expenses ($0.4m) Income Tax Expense ($2.5m) Net Income Per Share $125.9m $0.76 Adjusted Funds From Operations (AFFO)1 Per Share $127.6m $0.77 Dividend Per Share $127.9m $0.77 $196.9M revenue from Option Fees and Development Loan Income $29.9M Management Fee Expense, equal to 1.25% of gross tangible assets Q2 GAAP net income of $125.9M, and AFFO1 of $127.6M, or $0.77 per share 1. Non-GAAP metric; please reference reconciliation table in the Appendix. Defined as Adjusted Funds From Operations, which are calculated as the net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate depreciation, adjusted to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income (loss) in accordance with GAAP, and also adjusted for income tax expense (other than income tax expenses of our TRSs) that will not be incurred following our election and qualification to be subject to tax as a REIT for U.S. federal income tax purposes. 2. Represents annualized AFFO divided by quarter-end shareholder’s equity of $5.9 billion. Represents 8.7% AFFO yield on equity2 (annualized basis)

Book Value Per Share Roll-Forward Quarterly dividend of $127.9M, or $0.77 per share Growth in annualized dividend yield compared to prior quarter despite development loan payoff in April MRP intends to distribute AFFO1 back to shareholders in the form of dividends $35.26 +$0.76 -$0.77 $35.24 Represents 8.8% dividend yield on equity2 1. Non-GAAP metric; please reference reconciliation table in the Appendix. Defined as Adjusted Funds From Operations, which are calculated as the net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate depreciation, adjusted to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income (loss) in accordance with GAAP, and also adjusted for income tax expense (other than income tax expenses of our TRSs) that will not be incurred following our election and qualification to be subject to tax as a REIT for U.S. federal income tax purposes. 2. Represents annualized dividend divided by the average shareholder’s equity for the current and prior quarter. 3. Book value per share impacted by 44,430 shares of Class A common stock issued in April to non-employee directors in connection with the vesting of RSUs under the Millrose Properties, Inc. 2024 Incentive Plan. Net Income per share -$0.01 3

7 Millrose is currently capitalized with $2.0B Senior Notes and $0.5B outstanding on unsecured revolver, on $9.7B of total assets Ample liquidity of ~$1.4B revolving credit facility capacity and cash Conservative leverage profile of 30% Debt to Capitalization CAPITALIZATION Significant asset base and extensive liquidity with a flexible capital structure as of 6/30 ($B) Note: Data as of June 30, 2026 1. Liquidity as of 3/31/2026 includes $49M in cash and $1.4B remaining revolving credit facility capacity, including term loan commitment. 2. Liquidity as of 6/30/2026 includes $34M in cash and $1.4B remaining revolving credit facility capacity, including term loan commitment. 3. Calculated as total debt divided by total debt and equity. As of 6/30 2 Conservative Leverage Profile Total Assets Corporate Debt Total Liquidity2 Debt to Capitalization3 $2.5B 30% $9.7B $1.4B As of 3/31 1

1. GAAP reported gross takedowns included in Homesites under option contracts on the Company’s balance sheet. 2. GAAP reported gross takedowns included in Homesites under option contracts less associated deposit liability on the Company’s balance sheet 3. Capital deployed includes new deals as well as development funding. Continuous Capital Redeployment Strategy in Action Millrose received $1,042M1 in total takedown proceeds ($1,005M2 net of deposit) for the quarter ended June 30, 2026. These proceeds, coupled with an additional $60M drawdown on the revolving credit facility, have been redeployed into new acquisitions with Lennar and other customers Majority of takedown proceeds from Lennar were redeployed into new Lennar opportunities Acquisition Financing (Revolving Credit Facility Draw) Proceeds from Takedowns 3 3

Invested Capital by Customer Category – Q2 2026

- Strong demand for the platform, resulting in $1.1B in land acquisition and development funding in Q2
- Excluding the Lennar Master Program Agreement, Invested Capital grew $117M to $2,850M, lifting Implied Quarterly Income Run Rate by $4M

Key Portfolio Metrics *In millions*	**Lennar Master Program Agreement**	**Other Agreements**	**Total**
Invested Capital as of 3/31/2026[1,4]	**$5,973**	**$2,733**	**$8,706**
Takedown Proceeds[2]	($590)	($438)	**($1,028)**
Land Acquisition and Development Funding[3]	$566	$555	**$1,121**
Invested Capital as of 6/30/2026[4]	**$5,949**	**$2,850**	**$8,799**
Wtd. Avg Yield as of 6/30/2026[5]	8.5%	10.6%	**9.2%**
Implied Quarterly Income Run Rate as of 6/30/2026[6]	$128	$76	**$204**
Wtd. Avg Remaining Life as of 6/30/2026[7]	3.7 Years	2.3 Years	**3.3 Years**
Wtd. Avg Maturity as of 6/30/2026[8]	63 Months	37 Months	**55 Months**

1. Homesite inventory less non-option earning deposits, net deferred tax liability and other holdbacks. 2. Reduction in investment balance from development loan repayments and homesite sales pursuant to the option agreements associated with the applicable category shown; takedowns are net of deposit credits adjusted for non-option earning deposits. 3. Land acquisition shown net of deposits received. 4. Non-GAAP metric, please reference reconciliation table in the Appendix. Totals may not foot due to rounding. 5. Based on average of option rate and/or loan interest rate weighted by investment balance, assumes three-month term SOFR rate as of 3/27/2026. 6. Calculated by taking Invested Capital balance at end of period multiplied by weighted average yield as of quarter end, adjusted for number of days in Q2 2026. 7. Calculated by taking weighted average life per each community weighted by investment balance. 8. Calculated by taking months until the final scheduled homesite sale per each community weighted by investment balance.

MILLROSE PROPERTIES
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Invested Capital Growth Continued diversification outside of Lennar Master Program Agreement evidenced by $2.8bn growth in Invested Capital1 since inception with 19 distinct counterparties by June 30, 2026 Net Funding In millions 1. Non-GAAP metric; please reference reconciliation table in Appendix. 2. Invested capital outside of Lennar Master Program Agreement. 3. Total counterparties includes Lennar. 2 3

Millrose at a Glance

PLATFORM SNAPSHOT (as of 6/30/2026)

143,771 Current Homesites[1]	877 Total Properties[2]	30 Total States
~$9.7B Total Land Assets[3]	~$5.9B Shareholders' Equity	9.2% Weighted Average Yield
~$16.3B Takedown Proceeds	30% Debt to Capitalization[4]	~$1.4B Liquidity[5]

TOP 10 STATES BY ESTIMATED TAKEDOWN PROCEEDS

	State	Homesites	Takedown Proceeds ($B)	% of Total Proceeds
1	California	12,787	$ 3.4	20.8 %
2	Texas	39,337	3.0	18.4
3	Florida	20,902	2.0	12.3
4	South Carolina	9,214	1.0	5.9
5	North Carolina	5,453	0.8	5.0
6	Oklahoma	9,891	0.7	4.0
7	Colorado	3,791	0.6	3.6
8	Georgia	5,693	0.6	3.5
9	Maryland	4,450	0.6	3.4
10	Arizona	4,393	0.5	3.3
Top 10 Subtotal		**115,911**	**$ 13.0**	**80.1 %**
	Remaining	27,860	3.2	19.9 %
Total		**143,771**	**$ 16.3**	**100.0 %**

1. Total homesites as of 6/30/2026 excluding homesites associated with investments in development loans. 2. Communities owned as of 6/30/2026, including communities associated with future purchases and excluding homesites associated with investments in development loans. 3. Homesites under option contracts and other related assets as of 6/30/2026 on consolidated balance sheet 4. Calculated as total debt divided by total debt and equity. 5. Liquidity as of 6/30/2026 includes $34M in cash and $1.4B remaining revolving credit facility capacity, including term loan commitment.

MILLROSE PROPERTIES

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New Home Inventory is Beginning to Recalibrate as Builders Exhibit Production Discipline Single family housing starts have moderated Builders are adjusting to market conditions with units under construction falling Source: Census Bureau, Evercore ISI Research In thousands In thousands Source: US Census Bureau, US Department of Housing and Urban Development, retrieved from FRED, Federal Reserve Bank of St. Louis.

Affordability Improvement Source: John Burns Research and Consulting, LLC (Data: Published July 2026) Calculated monthly mortgage payment is Principal & Interest only, and assumes a 20% down payment on 30-year conventional mortgage Monthly New Median Home Price and Monthly Median Household Income from JBREC Monthly Principal and Interest calculated by Millrose

Public Builders Maintain Historically High Margins Despite cyclical headwinds, builders have continued to maintain homesite takedowns and flex margins rather than seek option terminations Large Public Homebuilders Average Gross Margins DHI, KBH, LEN, MTH, NVR, PHM, TMHC, TOL Builders Tracked: DHI, KBH, LEN, MTH, NVR, PHM, TMHC, TOL Sources: Bloomberg; public homebuilder public filings; John Burns Research and Consulting, LLC (Data: Builders’ most recent quarter, Pub: July 2026)

Structural Tailwinds Remain within Housing Industry Total Housing Inventory (New Plus Existing) remains historically low Homebuilder Gross & Net Leverage at record lows LT Avg. Source: Census Bureau, NAR, Evercore ISI Research (in thousands) In thousands Source: Company Data, Evercore ISI; Includes: CAA, DHI, KBH, LEN, LGIH, MDC, MHO, MTH, NVR, PHM, TMHC, TOL, TPH Forecast 19% 9%

Appendix

Consolidated Balance Sheet

Consolidated Statements of Operations

Adjusted Funds From Operations - Reconciliation 1. Reflected in interest expense in the consolidated statements of operations. See Note 8. Debt Obligations in the condensed consolidated financial statements included elsewhere in Form 10-Q for the quarter ended June 30, 2026 (the “Form 10-Q”). 2. RSUs granted to each member of the Board under the Millrose Properties, Inc. 2024 Omnibus Incentive Plan. See Note 12. Stock-Based Compensation Expense in the condensed consolidated financial statements included elsewhere in Form 10-Q. 3. Provision for credit losses for development loan receivables. See Note 2. Basis of Presentation and Significant Accounting Policies, Development Loan Receivables, net in the condensed consolidated financial statements included in Form 10-Q. 4. Reflected in other expenses in the consolidated statements of operations. See Note 2. Basis of Presentation and Significant Accounting Policies, Other Income (Expenses) net in the condensed consolidated financial statements included in Form 10-Q.

Adjusted Funds From Operations - Reconciliation 1. Reflected in interest expense in the consolidated statements of operations. See Note 8. Debt Obligations in the condensed consolidated financial statements included elsewhere in Form 10-Q for the quarter ended June 30, 2026 (the “Form 10-Q”). 2. RSUs granted to each member of the Board under the Millrose Properties, Inc. 2024 Omnibus Incentive Plan. See Note 12. Stock-Based Compensation Expense in the condensed consolidated financial statements included elsewhere in Form 10-Q. 3. Provision for credit losses for development loan receivables. See Note 2. Basis of Presentation and Significant Accounting Policies, Development Loan Receivables, net in the condensed consolidated financial statements included in Form 10-Q. 4. Reflected in other expenses in the consolidated statements of operations. See Note 2. Basis of Presentation and Significant Accounting Policies, Other Income (Expenses) net in the condensed consolidated financial statements included in Form 10-Q.

Asset Cross-Termination Pooling 1. Number of Homesites exclude investments associated with development loans 2. Homesites under option contracts and gross development loans receivables, less deposits, deferred tax liability, interest receivable on development loans, homesites under option contracts acquired through purchase money mortgages, and other holdbacks on post-spin acquired assets. 3. Calculated as total amount of invested capital within a pool.

Asset List – By State 1. Communities owned as of June 30, 2026, including communities associated with future purchases; and excluding homesites associated with investments in development loans. 2. Or prospective Homesites if fully entitled, as applicable 3. Excludes properties, homesites, and takedown prices for investments associated with development loans

Invested Capital Reconciliation – Q2 2026 1. Includes option fees received from counterparties in the subsequent month. 2. Includes (a) homesite under option contracts contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks, and (b) takedown, land acquisition and development funding activity through March 31, 2026. 3. Reduction in investment balance for the three months ended June 30, 2026 from (a) homesite takedowns pursuant to option agreements, net of deposit credits adjusted for non-option earning deposits, and (b) repayment of development loans. 4. Includes acquisitions of homesites under option contracts, net of option earnings deposits, and development loan funding for the three months ended June 30, 2026. 5. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of March 27, 2026. 6. Calculated by multiplying Invested Capital balance at end of period by weighted average yield as of June 30, 2026, adjusted for the number of days in the second quarter 2026. 7. Calculated by taking weighted average life per each community weighted by investment balance. 8. Calculated by taking months until the final scheduled homesite sale per each community weighted by investment balance.

Invested Capital Reconciliation – Q1 2026 1. Includes option fees received from counterparties in the subsequent month. 2. Includes (a) homesite under option contracts contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks, and (b) takedown, land acquisition and development funding activity through December 31, 2025. 3. Reduction in investment balance for the three months ended March 31, 2026 from (a) homesite takedowns pursuant to option agreements, net of deposit credits adjusted for non-option earning deposits, and (b) repayment of development loans. 4. Includes acquisitions of homesites under option contracts, net of option earnings deposits, and development loan funding for the three months ended March 31, 2026. 5. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of December 29, 2025. 6. Calculated by multiplying Invested Capital balance at end of period by weighted average yield as of March 31, 2026, adjusted for the number of days in the first quarter 2026. 7. Calculated by taking weighted average life per each community weighted by investment balance. 8. Calculated by taking months until the final scheduled homesite sale per each community weighted by investment balance.

Invested Capital Reconciliation – Q4 2025 1. Includes option fees received from counterparties in the subsequent month. 2. Includes (a) homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks, and (b) takedown and land acquisition and development funding activity for the year ended December 31, 2025 3. Reduction in investment balance for the year ended December 31, 2025 from (a) homesite takedowns pursuant to option agreements, net of deposit credits adjusted for non-option earning deposits, and (b) repayment of development loans 4. Includes acquisitions of homesites under option contracts, net of option earnings deposits, and development loan funding for the year ended December 31, 2025 5. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of September 26, 2025 6. Calculated by multiplying Invested Capital balance at end of period by weighted average yield as of quarter end, adjusted for the number of days in the quarter. In millions 7. Calculated by taking weighted average life per each community weighted by investment balance 8. Calculated by taking months until the final scheduled homesite sale per each community weighted by investment balance.

Invested Capital Reconciliation – Q3 2025 1. Includes (a) Homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks, and (b) takedown and land acquisition and development funding activity during the first and second quarters of 2025. 2. Reduction in investment balance during the third quarter of 2025 from homesite sales pursuant to option agreements associated with the applicable category shown; takedowns are net of deposit credits adjusted for non-option earning deposits. 3. Includes land acquisitions during the third quarter 2025, net of option earning deposits. 4. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of June 26, 2025. 5. Calculated by taking Invested Capital balance at end of period multiplied by weighted average yield as of quarter end, adjusted for the number of days in the quarter. In Millions.

Invested Capital Reconciliation – Q2 2025 1. Includes (a) Homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks, and (b) takedown and land acquisition and development funding activity during the first quarter 2025. 2. Reduction in investment balance from homesite sales pursuant to the option agreements associated with the applicable category shown; takedowns are net of deposit credits adjusted for non-option earning deposits. 3. Includes land acquisitions during the second quarter 2025, net of option earning deposits. 4. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of March 27, 2025. 5. Calculated by taking invested capital balance at end of period multiplied by weighted average yield as of quarter end, adjusted for number of days in Q2.

Invested Capital Reconciliation – Q1 2025 1. Includes Homesite inventory contributed by Lennar at Spin-Off and acquired from Rausch, less option earning deposits and other holdbacks 2. Reduction in investment balance from homesite sales pursuant to option agreements associated with the applicable category shown 3. Includes land acquisition after February 10, 2025, net of option earning deposits 4. Based on average option rate and/or loan interest rate weighted by investment balance, assumes SOFR rate as of March 31, 2025